UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15d of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2004

SPIEGEL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-16126	36-2593917
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

3500 Lacey Road Downers Grove, IL	60515-5432
(Address of principal executive offices)	(Zip Code)

(630) 986-8800

(Registrant’s telephone number, including area code)

No Change

(Former name or Former address, if changed since last report)

Item 5. Other Events

On July 26, 2004, the Registrant issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference. Also attached and incorporated herein by reference is the Securities and Exchange Commission Order that was entered on July 23, 2004.

Item 7. Exhibits.

(c) Exhibits

Exhibit 99.1	Press release dated July 26, 2004

Exhibit 99.2	Securities and Exchange Commission Order dated July 23, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPIEGEL, INC.

(Registrant)

Dated: July 27, 2004	By:	/s/ James M. Brewster
James M. Brewster
Senior Vice President and Chief Financial Officer
(Principal Accounting and Financial Officer)

EXHIBIT INDEX

Exhibit No.

99.1	Spiegel, Inc. press release dated July 26, 2004

99.2	Securities and Exchange Commission Order dated July 23, 2004